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First Bancshares, Inc.
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First Bancshares, Inc.
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FIRST BANCSHARES, INC.

P.O. Box 777

Mountain Grove, Missouri   65711

Telephone:  (417-926-5151)

                                                                               September 29, 2005

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of First Bancshares, Inc. to be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Monday, October 31, 2005, at 2:00 p.m., Central Time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the meeting.  During the meeting, we will also report on the operations of the Corporation.  Directors and officers of the Corporation, as well as a representative of Kirkpatrick, Phillips & Miller, CPAs, P.C., the Corporation’s independent auditors, will be present to respond to any appropriate questions stockholders may have.

To ensure proper representation of your shares at the meeting, please sign, date and return the enclosed proxy card in the postage-prepaid envelope provided as soon as possible even if you currently plan to attend the meeting.  This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

Sincerely,

                                                                                           /S/ Stephen H. Romines

Stephen H. Romines

Interim President  and

Chief  Executive Officer

FIRST BANCSHARES, INC.

142 EAST FIRST STREET

MOUNTAIN GROVE, MISSOURI 65711

(417) 926-5151

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 31, 2005

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Meeting”) of First Bancshares, Inc. (“Corporation”) will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Monday, October 31, 2005, at 2:00 p.m., Central Time.  A Proxy Card and a Proxy Statement for the Meeting are enclosed.

The Meeting is for the purpose of considering and acting upon:

1.)

The election of one director of the Corporation; and

2.)

Such other matters as may properly come before the Meeting or any adjournments thereof.

NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned.  Pursuant to the Corporation’s Bylaws, the Board of Directors has fixed the close of business on August 31, 2005 as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

You are requested to complete and sign the enclosed form of Proxy which is solicited by the Board of Directors and mail it promptly in the enclosed envelope.  The Proxy will not be used if you attend the Meeting and vote in person.

                                                                           BY ORDER OF THE BOARD OF DIRECTORS

          /S/ GINA GUNNELS

                                                                           GINA GUNNELS

                                                                           SECRETARY

Mountain Grove, Missouri

September 29, 2005

IMPORTANT:  THE PROMPT RETURN OF THE PROXY CARD WILL SAVE THE CORPORATION THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT

OF

FIRST BANCSHARES, INC.

142 EAST FIRST STREET

MOUNTAIN GROVE, MISSOURI 65711

(417) 926-5151

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 31, 2005

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Bancshares, Inc. (“Corporation”) to be used at the Annual Meeting of Stockholders of the Corporation (“Meeting”).  The Meeting will be held at the Days Inn Conference Room, 300 East 19th Street, Mountain Grove, Missouri, on Monday, October 31, 2005, at 2:00 p.m., Central Time.  The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about September 29, 2005.  The Corporation is the holding company for First Home Savings Bank (“Savings Bank”).

VOTING AND PROXY PROCEDURE

Stockholders Entitled to Vote.  Stockholders of record as of the close of business on August 31, 2005 are entitled to one vote for each share of common stock of the Corporation (“Common Stock”) then held.  As of the close on business on August 31, 2005, the Corporation had 1,552,010 shares of Common Stock issued and outstanding.

As provided in the Corporation’s Articles of Incorporation, record holders of Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Corporation’s outstanding shares are not entitled to any vote with respect to the shares they hold in excess of the 10% limit.

If you are a beneficial owner of Common Stock held by a broker, bank or other nominee (i.e., in “street name”), you will need proof of ownership to be admitted to the Meeting.  A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

Quorum.  The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.  Abstentions will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.  Broker non-votes will be considered shares present and will be included in determining whether a quorum is present.

Voting.  The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposal to be considered at the Meeting.  When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card.  Where no instructions are indicated, proxies will be voted FOR the nominee for director set forth below. If a stockholder of record as of the close of business on August 31, 2005 attends the Meeting, he or she may vote by ballot.

The director to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote.  Stockholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from the nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominee receiving the greatest number of votes will be elected.

If a stockholder does not return a signed and dated proxy card, or does not attend the Meeting and vote in person, his or her shares will not be voted.

Revocation of a Proxy.  Stockholders who execute proxies retain the right to revoke them at any time before they are voted.  Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Corporation or by filing a later dated and signed proxy prior to a vote being taken on a particular proposal at the Meeting.  Attendance at the Meeting will not automatically revoke a proxy, but a stockholder of record in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

If your Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted.  Your broker or bank may allow you to deliver your voting instructions via telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

Participants in the First Home Savings Bank ESOP.  If a stockholder is a participant in the First Home Savings Bank Employee Stock Ownership Plan (the “ESOP”), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant’s plan account.  Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant’s plan account are to be voted. Allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions.  The trustees of the ESOP are Directors Glass and Moody and Director Emeritus Romines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            Persons and groups beneficially owning in excess of five percent of the outstanding shares of Common Stock are required to file with the Securities and Exchange Commission (“SEC”), and furnish a copy to the Corporation, certain reports disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Based upon these reports, the following table sets forth, as of the close of business on August 31, 2005, certain information as to those persons who were beneficial owners of more than five percent of the outstanding shares of Common Stock.  Management knows of no persons other than those set forth below who owned more than five percent of the outstanding shares of Common Stock as of the close of business on August 31, 2005. The table also sets forth, as of the close of business on August 31, 2005, certain information as to shares of Common Stock beneficially owned by the Corporation’s directors, “named executive officers,” and all directors and executive officers as a group.

Names and Addresses of Beneficial Owners	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock Outstanding

Beneficial Owners of More Than 5%

First Home Savings Bank Employee Stock Ownership Plan Trust 142 East First Street Mountain Grove, Missouri 65711	163,601	10.54%

Tontine Financial Partners, L.P. (2) 55 Railroad Avenue, 3rd Floor Greenwich, Connecticut 06830	108,880	7.02

Directors

Harold F. Glass	45,149	2.91
Dr. James F. Moore, Jr.	17,250	1.11
John G. Moody	8,850	0.57
Thomas M. Sutherland (3)	24,907	1.61

Named Executive Officers (4)

Charles W. Schumacher (5)	758	0.49

All Executive Officers and Directors as a Group (six persons)	100,735	6.49

_________

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting and/or investment power with respect to such security.  The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  Shares held in accounts under the ESOP as of the close of business on August 31, 2005, as to which the holders have voting power but not investment power, are also included as follows:  all executive officers and directors as a group, 29,386 shares.

(2)

Included in the aggregate amount owned are 1,839 shares over which Mr. Sutherland has sole voting and dispositive power (consisting of 1,336 and 503 shares that are held pursuant to two trusts as to which Mr. Sutherland serves as trustee); and 23,068 shares over which Mr. Sutherland has shared voting and dispositive power (consisting of 402 shares held by Mr. Sutherland's spouse in an IRA account and 22,666 shares held under the Missouri Uniform Transfers to Minors Law for a minor child).

(3)

Based on information disclosed in an Amended Schedule 13D, dated September 10, 2003, filed with the SEC.

(4)

SEC regulations define the term “named executive officer” to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000.  Mr. Schumacher was the Corporation’s only “named executive officer” for the fiscal year ended June 30, 2005.

(5)

Effective September 7, 2005, Mr. Schumacher resigned as Chairman of the Board, Director, President and Chief Executive Officer of the Corporation the Savings Bank.

PROPOSAL I - ELECTION OF DIRECTORS

The Corporation’s Board of Directors consisted of five members until Mr. Schumacher’s resignation as Chairman of the Board and director on September 7, 2005.  Mr. Schumacher also resigned as of President and Chief Executive Officer of the Corporation and the Savings Bank effective September 7, 2005.  The Board of Directors is in the process of looking for a candidate for director to fill the vacancy created in connection with Mr. Schumacher’s resignation, subject to the candidate meeting certain qualifications prescribed by the Board.  It is anticipated that this candidate, subject to his qualification by the Board, will complete the unexpired term of Mr. Schumacher.

In connection with Mr. Schumacher’s resignation, Stephen H. Romines was appointed by the Board to serve as Interim President and Chief Executive Officer of the Corporation and the Savings Bank until a qualified replacement for Mr. Schumacher is found.  Mr. Romines serves as a Director Emeritus of the Corporation, following his retirement effective June 30, 2004, as Chairman of the Board, President and Chief Executive Officer of the Corporation and Vice President of the Savings Bank.

The Corporation’s Bylaws provide that directors are elected for terms of three years, approximately one-third of whom are elected annually.  One director will be elected at the Meeting and he will serve for a three-year term, or until his successor has been elected and qualified.  The Board of Directors, acting in its capacity as the Nominating Committee, has nominated Thomas M. Sutherland for election as director.  Mr. Sutherland currently is a director of the Corporation and the Savings Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the above-named nominee.  If the nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.  At this time, the Board knows of no reason why the nominee might be unavailable to serve.

The Board of Directors recommends a vote “FOR” the election of Mr. Sutherland.

The following table sets forth as to the nominee for election at the meeting and each director continuing in office, his name, age, and the year he first became a director.  Unless otherwise indicated, the principal occupation listed for each person below has been his occupation for the past five years.

Name	Age (1)	Principal Occupation	Year First Elected Director (2)	Year Term Expires (3)

BOARD NOMINEE

Thomas M. Sutherland	54	One of the owners and operators of the Sutherlands Home Improvement Centers group of stores	2004	2008

Name	Age (1)	Principal Occupation	Year First Elected Director (2)	Year Term Expires (3)

DIRECTORS CONTINUING IN OFFICE

Harold F. Glass	64	Partner of Millington, Glass & Love, a law firm located in Springfield, Missouri	1978	2006

Dr. James F. Moore, Jr.	66	Retired Administrator and Director of the State Fruit Experiment Station of the Southwest Missouri State University, Springfield, Missouri	1993	2006

John G. Moody	53	Judge of the 44th Missouri Judicial Circuit	1993	2007

Charles W. Schumacher (4)	53	Chairman of the Board, President and Chief Executive Officer of the Corporation and the Savings Bank	2001	2007

		Previously Executive Vice President and Chief Executive Officer of North-woods State Bank from 1992 to 2000

_________

(1)  At June 30, 2005.

(2)  Includes prior service on the Board of Directors of the Savings Bank.

(3)  Assuming election at the Meeting.

(4)  Resigned as Chairman of the Board, director, President and Chief Executive Officer of the Corporation and the Savings Bank effective September 7, 2005.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Boards of Directors of the Corporation and Savings Bank conduct their business through meetings and committees of their respective Boards.  The Board of Directors of the Corporation and the Savings Bank meets monthly and holds additional special meetings as needed.  During the fiscal year ended June 30, 2005, the Board of Directors of the Corporation held 13 meetings and the Board of Directors of the Savings Bank held 13 meetings.  No director of the Corporation or the Savings Bank attended fewer than 75% of the total meetings of the respective Boards’ and committee meetings on which such Board member served during this period.  A majority of the Board of Directors is comprised of independent directors, in accordance with the requirements for companies quoted on The Nasdaq Stock Market (“Nasdaq”).  The Board of Directors has determined that Messrs. John G. Moody, Dr. James F. Moore, Jr. and Thomas M. Sutherland are independent.

The Board of Directors of the Corporation has an Executive Committee that consists of Messrs. Glass and Moore.  The Executive Committee meets for the purpose of acting as a long range planning committee of the Corporation and to take any and all actions they deem necessary or appropriate between regular meetings of the Board.  This Committee did not meet during fiscal 2005.

The Corporation’s Audit Committee consists of Messrs. Moore, Moody and Sutherland.  This Committee meets for the purpose of reviewing the audit procedures at the Corporation and the report and performance of the Corporation’s independent auditing firm, and taking such other actions and responsibilities as shall from time to time be deemed necessary or appropriate by the Committee.  The Audit Committee has a Charter which specifies its obligations and the Committee believes it has fulfilled its responsibilities under the Charter. Each member of the Audit Committee is “independent,” in accordance with the requirements for companies quoted on Nasdaq.  The Board of Directors has determined that there is no “audit committee financial expert,” as defined by the SEC.  The Board believes that the current members of the Audit Committee are qualified to serve based on their experience and background.  The Board is in the process of looking for nominee  who will qualify as an audit committee financial expert within the SEC’s definition.  This Committee met four times during fiscal 2005.

In the past, the full Board of Directors has acted as the Compensation Committee and has been  responsible for determining annual contributions to certain benefit plans and salaries for officers and employees.  In order to comply with the rules for companies quoted on Nasdaq, the Board of Directors has appointed Messrs. Moore, Moody and Sutherland as members of the Compensation Committee.   Accordingly, each member of the Committee is independent in accordance with the requirements for companies quoted on Nasdaq.  The Compensation Committee has a Charter which specifies its obligations and the Committee, as newly comprised, believes it has fulfilled its responsibilities under the Charter.  The full Board of Directors met once in its capacity as the Compensation Committee during the fiscal year ended June 30, 2005, and the newly comprised Compensation Committee met on August 31, 2005, and has reviewed and ratified the actions of the Board of Directors taken during the 2005 fiscal year.

In the past, the full Board of Directors has acted as the Nominating Committee and has been responsible for the annual selection of nominees for election as directors of the Corporation.  In order to comply with the rules for companies quoted on Nasdaq, the Board of Directors has appointed Messrs. Moody, Moore, and Sutherland as the members of the Nominating Committee.  Accordingly, each member of the Committee is independent in accordance with the requirements for companies quoted on Nasdaq.  The full Board of Directors met once in its capacity as the Nominating Committee during the fiscal year ended June 30, 2005, and the newly comprised Nominating Committee met on August 31, 2005, and has reviewed and ratified the actions of the Board of Directors taken during the 2005 fiscal year.

The Committee has a Charter which specifies its obligations. The Charter is not available on the Corporation’s website, but a copy may be obtained from the Corporate Secretary, First Bancshares Inc., P.O. Box 777, Mountain Grove, Missouri 65711.   A copy of the Norminating Committee Charter was attached to last year’s annual meeting proxy statement as Exhibit B.

The Nominating Committee met on August 31, 2005 to nominate directors for election at the Meeting.  Only those nominations made by the Committee or properly presented by stockholders will be voted upon at the Meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of its market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies in the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate the Committee believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Corporation.  The Committee will consider director candidates recommended by the Corporation’s stockholders.  If a stockholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of the Corporation’s Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for stockholder nominations, see “Stockholder Proposals” in this proxy statement.

                Compensation Committee Interlocks and Insider Participation.   No members of the Compensation Committee were officers or employees of the Corporation or any of its subsidiaries during the year ended June 30, 2005, were formerly Corporation officers or had any relationships otherwise requiring disclosure.

Communications with the Board of Directors and Attendance at Annual Meetings

A stockholder may communicate with the Board of Directors or any individual director by mailing a communication to the Corporate Secretary, First Bancshares, Inc., P.O. Box 777, Mountain Grove, Missouri 65711. The Corporate Secretary will forward such communication to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate Secretary has the authority to discard the communication or take appropriate legal action regarding the communication.

All directors are requested to attend the Corporation’s annual meetings of stockholders.  All directors attended the 2004 Annual Meeting of Stockholders.

Corporate Governance

The Corporation and the Savings Bank are committed to establishing and maintaining high standards of corporate governance.  The Board of Directors is cognizant of its responsibility to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and the NASDAQ Stock Market with respect to corporate governance.  The Board and its committees will continue to evaluate and improve the Corporation’s and the Savings Bank’s corporate governance principles and policies as necessary and as required.

Code of Ethics.  On August 25, 2004, the Board  Directors adopted the Officer and Director Code of Ethics.  The Code is applicable to each of the Corporation’s directors and officers, including the principal executive officer and senior financial officers, and requires individuals to maintain the highest standards of professional conduct.  A copy of the Code of Ethics is available upon request by contacting the Corporate Secretary, First Bancshares, Inc., P.O. Box 777, Mountain Grove, Missouri 65711.

DIRECTORS’ COMPENSATION

Members of the Board of Directors of the Corporation do not receive any fees.  Members of the Board of Directors of the Savings Bank currently receive a fee of $300 per Board meeting, Director Glass receives $43 per meeting as a travel allowance, $157 per meeting for legal fees  and the Chairman of the Board receives $175 per meeting.  No fees are paid to directors for attendance at committee meetings.  Total fees paid to directors of the Savings Bank during the fiscal year ended June 30, 2005 were $22,875.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following information is furnished for Mr. Schumacher, who served as the Chief Executive Officer of the Corporation and the Savings Bank during the year ended June 30, 2005.   No other executive officer of the Corporation or the Savings Bank received salary and bonus in excess of $100,000 during the year ended June 30, 2005.  Effective September 7, 2005 Mr. Schumacher resigned as Chairman of the Board, Director, President and Chief Executive Officer of the Corporation and the Savings Bank.

		Annual Compensation(1)
Name and Position	Year	Salary ($)(2)	Other Annual Compensation ($)(3)	All Other Compensation ($)(4)

Charles W. Schumacher	2005	142,150	--	--
President and Chief Executive Officer of the Corporation	2004	131,100	--	2,249
And the Savings Bank	2003	131,100	--	2,074

__________

(1)	All compensation, including fringe benefits, is paid by the Savings Bank.
(2)	Amounts for fiscal 2005 include director’s fees of $3,900 and Chairman of the Board fees of $2,275.
(3)	Does not include perquisites which did not exceed $50,000 or 10% of salary and bonus.
(4)	For fiscal years 2003 and 2004, consists of 401(k) contributions. There were no 401(k) contributions for fiscal year 2005.

Option Grant Table

There were no options granted to Mr. Schumacher in fiscal 2005.

Option Exercise/Value Table

The following table sets forth information with respect to the number and value of stock options held at June 30, 2005 by Mr. Schumacher.

			Number of Securities Underlying Unexercised Options at FY-End (#)	Value of Unexercised In-the-Money Options at FY-End ($)(1)
Shares
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise (#)	Realized ($)	Unexercisable	Unexercisable

Charles W. Schumacher	2,000	$21,535	--	--

_________

(1)  Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on June 30, 2005 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

AUDIT COMMITTEE MATTERS

Audit Committee Charter.  The Audit Committee operates pursuant to a Charter approved by the Corporation’s Board of Directors. A copy of the Audit Committee Charter was attached to last year’s annual meeting proxy statement as Exhibit A.  The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Corporation.  The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Corporation.

Audit Committee Report.  The Corporation’s Audit Committee has issued the following report with respect to the audited financial statements of the Corporation for the fiscal year ended June 30, 2005.

•

The Audit Committee has reviewed and discussed with the Corporation’s management the Corporation’s fiscal 2005 audited financial statements;

•

The Audit Committee has discussed with the Corporation’s independent auditors (Kirkpatrick, Phillips & Miller, CPAs, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

•

The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors’ independence from the Corporation and its related entities) and has discussed with the auditors their independence from the Corporation; and

•

Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2005 audited financial statements be included in the Corporation’s Annual Report on Form 10-KSB for the fiscal year ended June 30, 2005.

            Submitted by the Audit Committee of the Corporation’s Board of Directors:

                                                                        Dr. James F. Moore, Jr.

                                                                        John G. Moody

                                                                        Thomas M. Sutherland

TRANSACTIONS WITH MANAGEMENT

Mr. Harold F. Glass, a director of the Savings Bank and the Corporation, is a partner with the law firm of Millington, Glass & Love, which firm serves as legal counsel for the Corporation, the Savings Bank and its subsidiary.  As counsel for the Corporation and the Savings Bank for the fiscal year ended June 30, 2005, Millington, Glass & Love was paid $33,104 in fees and expense reimbursement, which amount did not exceed five percent of the law firm’s annual gross revenues.

The above-described transactions were made on terms no less favorable to the Savings Bank and the Corporation than ones with unaffiliated third parties.

            The Savings Bank, like many financial institutions, has followed the policy of granting loans to its officers, directors and employees on the security of their primary residences and also makes consumer loans to such persons.  Loans to such persons are made in the ordinary course of business on substantially the same terms, including interest rate and collateral, as those prevailing at the time for comparable transactions with other persons. Management believes that these loans neither involve more than the normal risk of collectability nor present other unfavorable features.  The Savings Bank has never granted loans to its directors and officers on preferred terms. In accordance with the requirements of applicable law, loans to executive officers and directors of the Corporation or the Savings Bank are made on substantially the same terms, including interest rates, fees and collateral, as those prevailing at the time for comparable transactions with other persons, and, in the opinion of management, do not involve more than the normal risk of collectability or present other unfavorable features.  At June 30, 2005, loans to directors and executive officers, including immediate family members, totaled $950,393.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires certain officers of the Corporation and its directors, and persons who beneficially own more than ten percent of any registered class of the Common Stock, to file reports of ownership and changes in ownership with the SEC and the Corporation.

Based solely on a review of the report and written representations provided to the Corporation, the Corporation believes that during the fiscal year ended June 30, 2005, all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with.

AUDITORS

The Audit Committee has renewed the Corporation’s arrangements with Kirkpatrick, Phillips & Miller, CPAs, P.C., independent public accountants, to be the Corporation’s auditors for the fiscal year ending June 30, 2006.  A representative of Kirkpatrick, Phillips & Miller, CPAs, P.C. is expected to be present at the Meeting to respond to appropriate questions of stockholders, and will have the opportunity to make a statement if he desires.

Audit Fees.  The aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for professional services rendered for the audit of the Corporation’s financial statements for fiscal 2005 and 2004 and the reviews of the financial statements included in the Corporation’s Forms 10-QSB for those years were $102,290 and $86,070, respectively.

Audit-Related Fees.  The aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for professional services for assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements for fiscal 2005 and 2004 were $3,150 and $2,595, respectively.

Tax Fees.  The aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for professional services for tax compliance, tax advice, and tax planning services for fiscal 2005 and 2004 were $18,060 and $13,710, respectively.

All Other Fees.  Other than the fees given above, the aggregate fees billed to the Corporation by Kirkpatrick, Phillips & Miller, CPAs, P.C. for fiscal 2005 and 2004, none of which consisted of financial information systems design and implementation fees, were $960 and $2,350, respectively.  The Audit Committee of the Board of Directors determined that the services performed by Kirkpatrick, Phillips & Miller, CPAs, P.C., other than audit services, are not incompatible with Kirkpatrick, Phillips & Miller, CPAs, P.C. maintaining its independence.

The Audit Committee will establish general guidelines for the permissible scope and nature of any permitted non-audit services in connection with its annual review of the audit plan.  Pre-approval may only be granted by action of the full Audit Committee.  Pre-approval is not required for non-audit services if (1) the aggregate amount of all non-audit services does not constitute more than five percent of the total amount of revenues paid by the Corporation to the auditors during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Corporation at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit.  No services were provided by Kirkpatrick, Phillips & Miller, CPAs, P.C. pursuant to these exceptions.

OTHER MATTERS

The cost of solicitation of proxies will be borne by the Corporation.  In addition to solicitations by mail, directors, officers and regular employees of the Corporation may solicit proxies personally or by telecopier or telephone without additional compensation.

The Board of Directors of the Corporation is not aware of any business to come before the Meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

FINANCIAL STATEMENTS

The Corporation’s 2005 Annual Report to Stockholders, including consolidated financial statements, accompanies this Proxy Statement and has been mailed to all stockholders of record as of the close of business on August 31, 2005.  Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Corporation.  The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

STOCKHOLDER PROPOSALS

            Proposals of stockholders intended to be presented at the Corporation's annual meeting to be held in October 2006 must be received by the Corporation no later than June 2, 2006 to be considered for inclusion in the proxy materials and form of proxy relating to such meeting.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

            The Corporation's Bylaws provide that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before an annual meeting, the stockholder must deliver notice of nominations and/or proposals to the Secretary of the Corporation not less than 30 nor more than 60 days prior to the date of the annual meeting; provided that if less than 40 days' notice of the annual meeting is given to stockholders, the stockholder's notice must be delivered not later than the close of the tenth day following the day on which notice of the annual meeting was mailed to stockholders.  The Corporation anticipates that, in order to be timely, stockholder nominations or proposals intended to be made at this year’s Meeting must be made by October 10, 2005.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including that person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving the notice.  The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/S/ GINA GUNNELS

GINA GUNNELS

SECRETARY

Mountain Grove, Missouri

September 29, 2005

FORM 10-KSB

A COPY OF THE FORM 10-KSB AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS OF  RECORD AS OF THE CLOSE OF BUSINESS ON AUGUST 31, 2005 UPON WRITTEN REQUEST TO GINA GUNNELS, SECRETARY, FIRST BANCSHARES, INC., P.O. BOX 777, MOUNTAIN GROVE, MISSOURI  65711.

THE CORPORATION’S FORMS 10-KSB, 10-QSB AND OTHER DISCLOSURE DOCUMENTS FILED WITH THE SEC CAN BE OBTAINED FROM THE SEC’S HOME PAGE ON THE WORLD WIDE WEB AT http://www.sec.gov.

X

PLEASE MARK VOTES

 AS IN THIS EXAMPLE

REVOCABLE PROXY

               FIRST BANCSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 31, 2005              1. The election as director of the nominee listed below:

                                                                                                              Thomas M. Sutherland

For                      Withhold               For All Except

                                                                                [   ]                            [    ]                          [    ]

The undersigned hereby appoints Harold F. Glass and Dr. James F. Moore  as the official Proxy Committee of the Board of Directors with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of First Bancshares, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the Days Inn Conference Room, 300 E. 19th Street, Mountain Grove, Missouri, on Monday, October 31, 2005, at 2:00 p.m., Central Time, and at any and all adjournments thereof, as follows:

 INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

                                              _________________________________________

  The Board of Directors recommends a vote “FOR” the above proposal.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.  AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

Detach above card, sign, date and mail in postage paid envelope provided.

FIRST BANCSHARES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Corporation at the Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

 The above signed acknowledges receipt from the Corporation prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September  29, 2005 and the 2005 Annual Report to Stockholders.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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